AXION POWER INTERNATIONAL, INC.

SALARY DEFERRAL PAYMENT AGREEMENT

WHEREAS, upon review and consideration of the financial condition of Axion Power International, Inc. (the “Company”), and due to the commitment of the Company’s Chief Executive Officer and Chairman, David DiGiacinto (“CEO”) to providing the Company with the best opportunity for success based upon limited funds to be available to the Company as a result of its $6,000,000 offering of its common stock and warrants (“$6,000,000 Offering”), and in consideration of his continued employment and other benefits provided by the Company, as set forth in his July 1, 2014 Executive Employment Agreement with the Company (“Employment Agreement”), the CEO has agreed, effective as of October 4, 2014, to forgo receiving 50% of the base salary payments due to him for a period of one year; and

WHEREAS, the Company and the CEO desire to formally document their agreement with respect to the terms of deferral of payment of the CEO’s salary compensation.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the CEO and the Company hereby agree as follows:

1.	In consideration of The CEO’s continued employment and other benefits provided by the Company, on an ongoing basis from and after October 4, 2014, and through and until October 4, 2015 (the “Deferral Period”), the Company will defer making payment of 50% of the CEO’s otherwise payable salary compensation, thus the amount of $162,500 shall be paid during the Deferral Period pursuant to the current payroll payment practices, and the amount of $162,500 shall be deferred during the Deferral Period (the “Deferral Amount”). On each regularly scheduled payroll date of the Company, that portion of the Deferral Amount which would otherwise be then due, shall be accrued on the Company’s books as a payable due to the CEO.

2.	Any and the entire Deferral Amount will be paid to the CEO as soon as practicable after such payments may be made without jeopardizing the Company’s ability to continue as a going concern, but no later than December 31, 2015.

3.	The Company will resume paying The CEO’s salary compensation in full on an ongoing basis as of the first payroll due after October 4, 2015.

4.	It is intended that any deferred salary payments will qualify for the exception from application of Section 409A of the Internal Revenue Code that is available under Treas. Reg. §1.409A-1(b)(4)(ii).

5.	Notwithstanding anything set forth to the foregoing above, the CEO’s salary shall commence being paid in full and any accrued and unpaid Deferral Amount immediately due and payable upon the occurrence of the following: (i) receipt by the Company of gross proceeds of at least $6,000,000 from any one or more fundings subsequent to the consummation of the $6,000,000 Offering, from any and all sources, and in any one or more combinations of forms of funding, including, but not limited to, debt, equity and strategic investment or alliance; (ii) a change in control (at least 50% in number or amount, as appropriate) of the ownership of the Company’s common stock or its Board of Directors; or (iii) a sale of all or substantially all of the Company’s assets.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date(s) set forth below.

/s/ David DiGiacinto		Date:	Effective as of October _4, 2014
DAVID DIGIACINTO

AXION POWER INTERNATIONAL, INC.

By:	/s/ D. Walker Wainwright	Date:	Effective as of October _4, 2014
D. Walker Wainwright, Compensation Committee Chair

AXION POWER INTERNATIONAL, INC.

SALARY DEFERRAL PAYMENT AGREEMENT

WHEREAS, upon review and consideration of the financial condition of Axion Power International, Inc. (the “Company”), and due to the commitment of the Company’s Chief Financial Officer, Charles Trego (“CFO”) to providing the Company with the best opportunity for success based upon limited funds to be available to the Company as a result of its $6,000,000 offering of its common stock and warrants (“$6,000,000 Offering”), and in consideration of his continued employment and other benefits provided by the Company, as set forth in his November 1, 2014 Executive Employment Agreement with the Company (“Employment Agreement”), the CFO has agreed, effective as of November 1, 2014, to forgo receiving $50,000 of the base salary payments due to him for a period of one year; and

WHEREAS, the Company and the CFO desire to formally document their agreement with respect to the terms of deferral of payment of the CFO’s salary compensation.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the CFO and the Company hereby agree as follows:

1.	In consideration of The CFO’s continued employment and other benefits provided by the Company, on an ongoing basis from and after November 1, 2014, and through and until November 1, 2015 (the “Deferral Period”), the Company will defer making payment of $50,000 of the CFO’s otherwise payable salary compensation, thus the amount of $175,000 shall be paid during the Deferral Period pursuant to the current payroll payment practices, and the amount of $50,000 shall be deferred during the Deferral Period (the “Deferral Amount”). On each regularly scheduled payroll date of the Company, that portion of the Deferral Amount which would otherwise be then due, shall be accrued on the Company’s books as a payable due to the CFO.

2.	Any and the entire Deferral Amount will be paid to the CFO as soon as practicable after such payments may be made without jeopardizing the Company’s ability to continue as a going concern, but no later than December 31, 2015.

3.	The Company will resume paying the CFO’s salary compensation in full on an ongoing basis as of the first payroll due after November 1, 2015.

4.	It is intended that any deferred salary payments will qualify for the exception from application of Section 409A of the Internal Revenue Code that is available under Treas. Reg. §1.409A-1(b)(4)(ii).

5.	Notwithstanding anything set forth to the foregoing above, the CFO’s salary shall commence being paid in full and any accrued and unpaid Deferral Amount immediately due and payable upon the occurrence of the following: (i) receipt by the Company of gross proceeds of at least $6,000,000 from any one or more fundings subsequent to the consummation of the $6,000,000 Offering, from any and all sources, and in any one or more combinations of forms of funding, including, but not limited to, debt, equity and strategic investment or alliance; (ii) a change in control (at least 50% in number or amount, as appropriate) of the ownership of the Company’s common stock or its Board of Directors; or (iii) a sale of all or substantially all of the Company’s assets.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date(s) set forth below.

/s/ Charles Trego		Date:	Effective as of November 1, 2014
Charles Trego

AXION POWER INTERNATIONAL, INC.

By:	/s/ David DiGiacinto	Date:	Effective as of November 1, 2014
David DiGiacinto, Chief Executive Officer

AXION POWER INTERNATIONAL, INC.

SALARY DEFERRAL PAYMENT AGREEMENT

WHEREAS, upon review and consideration of the financial condition of Axion Power International, Inc. (the “Company”), and due to the commitment of the Company’s Chief Operating Officer, Phillip Baker (“COO”) to providing the Company with the best opportunity for success based upon limited funds to be available to the Company as a result of its $6,000,000 offering of its common stock and warrants (“$6,000,000 Offering”), and in consideration of his continued employment and other benefits provided by the Company, as set forth in his April 1, 2013 Executive Employment Agreement with the Company (“Employment Agreement”), the COO has agreed, effective as of November 1, 2014, to forgo receiving $39,800 of the base salary payments due to him for a period of one year; and

WHEREAS, the Company and the COO desire to formally document their agreement with respect to the terms of deferral of payment of the COO’s salary compensation.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the COO and the Company hereby agree as follows:

1.	In consideration of The COO’s continued employment and other benefits provided by the Company, on an ongoing basis from and after November 1, 2014, and through and until November 1, 2015 (the “Deferral Period”), the Company will defer making payment of $39,800 of the COO’s otherwise payable salary compensation, thus the amount of $160,000 shall be paid during the Deferral Period pursuant to the current payroll payment practices, and the amount of $39,800 shall be deferred during the Deferral Period (the “Deferral Amount”). On each regularly scheduled payroll date of the Company, that portion of the Deferral Amount which would otherwise be then due, shall be accrued on the Company’s books as a payable due to the COO.

2.	Any and the entire Deferral Amount will be paid to the COO as soon as practicable after such payments may be made without jeopardizing the Company’s ability to continue as a going concern, but no later than December 31, 2015.

3.	The Company will resume paying the COO’s salary compensation in full on an ongoing basis as of the first payroll due after November 1, 2015.

4.	It is intended that any deferred salary payments will qualify for the exception from application of Section 409A of the Internal Revenue Code that is available under Treas. Reg. §1.409A-1(b)(4)(ii).

5.	Notwithstanding anything set forth to the foregoing above, the COO’s salary shall commence being paid in full and any accrued and unpaid Deferral Amount immediately due and payable upon the occurrence of the following: (i) receipt by the Company of gross proceeds of at least $6,000,000 from any one or more fundings subsequent to the consummation of the $6,000,000 Offering, from any and all sources, and in any one or more combinations of forms of funding, including, but not limited to, debt, equity and strategic investment or alliance; (ii) a change in control (at least 50% in number or amount, as appropriate) of the ownership of the Company’s common stock or its Board of Directors; or (iii) a sale of all or substantially all of the Company’s assets.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date(s) set forth below.

/s/ Phillip Baker		Date:	Effective as of November 1, 2014
Phillip Baker

AXION POWER INTERNATIONAL, INC.

By:	/s/ David DiGiacinto	Date:	Effective as of November 1, 2014
David DiGiacinto, Chief Executive Officer

AXION POWER INTERNATIONAL, INC.

SALARY DEFERRAL PAYMENT AGREEMENT

WHEREAS, upon review and consideration of the financial condition of Axion Power International, Inc. (the “Company”), and due to the commitment of the Company’s Senior Vice President, Vani Dantam (“Officer”) to providing the Company with the best opportunity for success based upon limited funds to be available to the Company as a result of its $6,000,000 offering of its common stock and warrants (“$6,000,000 Offering”), and in consideration of his continued employment and other benefits provided by the Company, as set forth in his Executive Employment Agreement with the Company (“Employment Agreement”), the OFFICER has agreed, effective as of November 1, 2014, to forgo receiving $45,000 of the base salary payments due to him for a period of one year; and

WHEREAS, the Company and the OFFICER desire to formally document their agreement with respect to the terms of deferral of payment of the OFFICER’s salary compensation.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the OFFICER and the Company hereby agree as follows:

1.	In consideration of The OFFICER’s continued employment and other benefits provided by the Company, on an ongoing basis from and after November 1, 2014, and through and until November 1, 2015 (the “Deferral Period”), the Company will defer making payment of $45,000 of the OFFICER’s otherwise payable salary compensation, thus the amount of $180,000 shall be paid during the Deferral Period pursuant to the current payroll payment practices, and the amount of $45,000 shall be deferred during the Deferral Period (the “Deferral Amount”). On each regularly scheduled payroll date of the Company, that portion of the Deferral Amount which would otherwise be then due, shall be accrued on the Company’s books as a payable due to the OFFICER.

2.	Any and the entire Deferral Amount will be paid to the OFFICER as soon as practicable after such payments may be made without jeopardizing the Company’s ability to continue as a going concern, but no later than December 31, 2015.

3.	The Company will resume paying the OFFICER’s salary compensation in full on an ongoing basis as of the first payroll due after November 1, 2015.

4.	It is intended that any deferred salary payments will qualify for the exception from application of Section 409A of the Internal Revenue Code that is available under Treas. Reg. §1.409A-1(b)(4)(ii).

5.	Notwithstanding anything set forth to the foregoing above, the OFFICER’s salary shall commence being paid in full and any accrued and unpaid Deferral Amount immediately due and payable upon the occurrence of the following: (i) receipt by the Company of gross proceeds of at least $6,000,000 from any one or more fundings subsequent to the consummation of the $6,000,000 Offering, from any and all sources, and in any one or more combinations of forms of funding, including, but not limited to, debt, equity and strategic investment or alliance; (ii) a change in control (at least 50% in number or amount, as appropriate) of the ownership of the Company’s common stock or its Board of Directors; or (iii) a sale of all or substantially all of the Company’s assets.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date(s) set forth below.

/s/ Vani Dantam		Date:	Effective as of November 1, 2014
Vani Dantam

AXION POWER INTERNATIONAL, INC.

By:	/s/ David DiGiacinto	Date:	Effective as of November 1, 2014
David DiGiacinto, Chief Executive Officer